UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2023

Victoria’s Secret & Co.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
001-40515		86-3167653
(Commission File Number)		(IRS Employer Identification No.)

4 Limited Parkway East
Reynoldsburg, OH	43068
(Address of Principal Executive Offices)	(Zip Code)

(614) 577-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VSCO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the promotion of Gregory Unis to the position of Brand President of Victoria’s Secret & Co. (the “Company”), on June 15, 2023, the Human Capital and Compensation Committee of the Board of Directors (the “Compensation Committee”) approved an increase in Mr. Unis’s annual base salary to $1,065,000, to be effective as of June 25, 2023. In addition, the Compensation Committee approved a one-time, long-term incentive award of $1,500,000, consisting of 50% time-vested restricted stock units and 50% performance stock units. The restricted stock units will vest ratably over three years with 30% vesting on each of the first and second anniversaries of the grant date and 40% vesting on the third anniversary of the grant date. The performance stock units will vest on March 16, 2026.

Item 7.01.	Regulation FD Disclosure.

The Company’s press release announcing the appointment of Mr. Unis as Brand President and certain other organizational updates is attached as Exhibit 99.1 hereto and incorporated herein by reference. The information contained in Item 7.01 of this Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Press Release of Victoria’s Secret & Co., dated June 21, 2023.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORIA’S SECRET & CO.

Date: June 21, 2023	By:	/s/ Melinda McAfee
Melinda McAfee
Chief Legal Officer